Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jul. 31, 2023	Apr. 30, 2023	Jul. 31, 2022
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 77	$ 76	$ 108
Bifurcated embedded derivative liabilities	219	245	376
Other liabilities designated at FVTPL	$ 56	$ 21	$ 6